SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

☐

Preliminary Information Statement

☐

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☑

Definitive Information Statement

SMTP, Inc.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box:)

☑

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

☐

Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

INFORMATION STATEMENT

SMTP, INC.

April 30, 2014

Dear Fellow Stockholder:

The 2014 Annual Meeting of Stockholders of SMTP, Inc. will be held at 10:00 a.m., Eastern Daylight Time, on Thursday, June 5, 2014, at One Broadway, 14th Floor, Cambridge, Massachusetts 02142. The attached notice of Annual Meeting and Information Statement describes the items currently anticipated to be acted upon by the stockholders at the Annual Meeting. Please note that we are not asking you for a proxy and you are requested not to send us a proxy.

One of the purposes of the Information Statement is to give you important information regarding SMTP’s Board of Directors and executive management. We urge you to read the Information Statement carefully.

Sincerely,

/s/ Semyon Dukach

Semyon Dukach,

Chair of the Board of Directors

Nashua, NH

SMTP, INC.
100 Innovative Way, Suite 3330
Nashua, NH 03062

NOTICE OF ANNUAL MEETING

Dear Stockholder:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of SMTP, Inc. to be held at 10:00 a.m., Eastern Daylight Time, on Thursday, June 5, 2014, One Broadway, 14th Floor, Cambridge, Massachusetts 02142.

This Information Statement is being delivered in connection with the following matters:

1.

To elect five (5) Directors to the Board of Directors to serve until the 2014 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.

To approve an amendment to paragraph 4 of the SMTP, Inc. 2010 Employee Stock Plan (the “Plan”) to increase the number of shares of common stock available for issuance under the Plan from 1,000,000 to 1,350,000;

3.

To ratify the appointment McConnell & Jones, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

4.

To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

Our Chair of the Board of Directors, Semyon Dukach, who owns a total of 2,657,213 shares, or approximately 52.97% of our outstanding Common Stock, as of April 28, 2014 (the “Record Date”), has indicated that he intends to vote in favor of electing the proposed slate of directors, amending paragraph 4 of the Plan and ratifying the appointment of SMTP’s independent registered public accounting firm. Therefore, all of the proposals will be assured of receiving the required vote and will be approved at the Annual Meeting and will become effective immediately following the Annual Meeting.

By Order of the Board of Directors,

/s/ Semyon Dukach

Semyon Dukach

Chair of the Board of Directors

Date: April 30, 2014

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

SMTP, INC.
100 Innovative Way, Suite 3330
Nashua, NH 03062

INFORMATION STATEMENT FOR THE 2014 ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD JUNE 5, 2014

General

This Information Statement is being distributed in connection with the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of SMTP, Inc., a Delaware corporation (“Company,” “we”, “our”, “us” or other words of similar import), to be held at 10:00 a.m., Eastern Daylight Time, on Thursday, June 5, 2014, One Broadway, 14th Floor, Cambridge, Massachusetts 02142.

This Information Statement includes information relating to the proposals to be voted on at the Annual Meeting, the voting process, compensation of directors and our most highly paid officers, and other required information.

This Information Statement is being furnished to our stockholders for informational purposes only, and we will bear all of the costs of the preparation and dissemination of this Information Statement. Each person who is receiving this Information Statement also is receiving a copy of our Annual Report on Form 10-K for the year ended December 31, 2013. We intend to commence distribution of this Information Statement, together with the notice and any accompanying materials, on or about April 30, 2014.

Our Board of Directors has approved, and has recommended that the stockholders approve, the following proposals (collectively, the “Proposals”):

1.

The election of the slate of five (5) directors proposed by our Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are chosen and qualified;

2.

The approval of an amendment to paragraph 4 of our Company’s 2010 Employee Stock Plan (the “Plan”) to increase the number of shares of common stock available for issuance under the Plan from 1,000,000 to 1,350,000;

3.

The ratification of the selection of McConnell & Jones, LLP as our Company’s independent registered public accounting firm to audit the accounts of the Company for the fiscal year ending December 31, 2014; and

4.

Such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Important Notice Regarding the Availability of Information Statement Materials for the Annual Meeting of Stockholders to be Held on June 5, 2014.

1.

This Information Statement and our Annual Report on Form 10-K for the year ended December 31, 2013 is available on the U.S. Securities and Exchange Commission’s Web site (http://www.sec.gov) that contains reports, proxy, and information statements and other information regarding our Company.

2.

The following materials are available on the Company-Investor Relations page of the Company’s website (http://www.smtp.com):

a.

Notice of Annual Meeting

b.

Information Statement

c.

Annual Report on Form 10-K

3.

If you do not have access to the Internet or have not received a copy of our Annual Report, you may request a copy of it or any exhibits thereto without charge by writing to our Corporate Secretary, at SMTP, Inc., 100 Innovative Way, Suite 3330, Nashua, NH 03062.

4.

If you wish to attend the Annual Meeting and need directions, please contact us at 877-705-9362.

Voting

The Board of Directors has selected the close of business on April 28, 2014 (the “Record Date”) as the time for determining the holders of record of our common stock, par value $0.001 per share (the “Common Stock”), entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Shares of Common Stock outstanding on the Record Date are the only securities that entitle holders to vote at the Annual Meeting or any adjournment or postponement thereof. Each share of Common Stock is entitled to one vote per share on all matters to be presented at the Annual Meeting.

Our Chairman of the Board, Semyon Dukach (the “Consenting Stockholder”) owns a total of 2,657,213 shares, or approximately 52.97% of our total voting power. Because the Consenting Stockholder has indicated that he will vote in favor of all of the Proposals and because the Consenting Stockholder controls more than a majority of the voting power, the Proposals are assured of receiving the required vote and being adopted and, thus, we are not soliciting any proxies from holders of the Common Stock.

Stockholders attending the Annual Meeting are welcome to vote at the Annual Meeting and may address any matters that may properly come before the Annual Meeting.

How Many Shares of SMTP Common Stock Were Outstanding as of the Record Date?

As of the record date, 5,015,931 shares of our Common Stock were issued and outstanding. Each share owned entitles the holder to one vote for each share so held. A list of our Stockholders entitled to vote is available at our executive offices at 100 Innovative Way, Suite 3330, Nashua, NH 03062. The telephone number of our executive offices is 877-705-9362.

How Many Shares Are Needed to Constitute a Quorum at the Meeting?

The presence, in person or by proxy, of stockholders holding at least a majority of the voting power are necessary to constitute a quorum at the Annual Meeting. However, the stockholders present at the Annual Meeting may adjourn the Annual Meeting despite the absence of a quorum.

What Vote is Required to Approve the Proposals?

A plurality of the votes cast is required to elect directors. For all of the other Proposals, the affirmative vote of the holders of a majority of the voting power of the shares present or represented by proxy is required to approve the other Proposals. Abstentions will have the same effect as votes against the Proposals, although abstentions will count toward the presence of a quorum.

Why Isn’t SMTP Required to Solicit Proxies for the Proposals?

As indicated above, the Consenting Stockholder has indicated he will vote in favor of the Proposals, thereby ensuring that such Proposals will be adopted. Therefore, the solicitation of proxies is not necessary and, in order to eliminate the costs and management time involved, our Board of Directors has decided not to solicit proxies.

When Will Each Proposal Become Effective?

The Proposals will be effective immediately following the completion of the Annual Meeting, which is at least 20 days after the mailing of this Information Statement. We are mailing this Statement on or about April 30, 2014 and will hold our Annual Meeting on June 5, 2014.

How Can Stockholders Participate in the Meeting?

Each stockholder of record as of the record date can participate in the Annual Meeting personally or through another person or persons designated to act for such stockholder by proxy.

How Will Our Stockholders Know When the Proposals are Effective?

Those stockholders that attend the Annual Meeting will be notified then of the effectiveness of the Proposals. In addition, we intend to publish the final results in a current report on Form 8-K within four business days after the end of the Annual Meeting.

How many copies of this Information Statement will I receive if I share my mailing address with another security holder?

Unless we have been instructed otherwise, we are delivering only one Information Statement and Annual Report on Form 10-K to multiple security holders sharing the same address. This is commonly referred to as “householding.” We will however, deliver promptly a separate copy of this Information Statement and Annual Report on Form 10-K to a security holder at a shared address to which a single copy of this Information Statement and Annual Report on Form 10-K was delivered, on written or oral request. Requests for copies of the Information Statement and Annual Report on Form 10-K or requests to cease householding in the future should be directed to SMTP, Inc., 100 Innovative Way, Suite 3330, Nashua, NH 03062. Telephone 877-705-9362. If you share an address with another stockholder and wish to receive a single copy of an Information Statement and Annual Report on Form 10-K, instead of multiple copies, you may direct this request to us at the address or telephone number listed above. Stockholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

How can I obtain additional Information Statement Materials or other Company materials?

Copies of the Company’s SEC filings are available under the “Investors” page of the Company’s website at www.smtp.com. Any stockholder desiring additional Information Statement materials, a copy of any other document incorporated by reference in this Information Statement, or a copy of the Company’s bylaws should contact the Company’s Secretary. Requests should be directed to SMTP, Inc., 100 Innovative Way, Suite 3330, Nashua, NH 03062. Telephone 877-705-9362.

Do I have dissenters’ rights of appraisal?

Under Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to any of the items proposed to be voted upon at the Annual Meeting.

Where can I find general information about the Company?

General information about us can be found on our website at www.smtp.com.  The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Information Statement and should not be considered part of this or any other report that we file with the Securities and Exchange Commission (“SEC”). We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

Who Will Pay for the Costs Associated with this Information Statement?

We will pay all costs associated with distributing this Information Statement, including the costs of printing and mailing.

No additional action is required by you in connection with the Proposals. However, Section 14(c) of the Securities Exchange Act of 1934 requires the mailing to our stockholders of the information set forth in this Information Statement at least twenty (20) days prior to the earliest date on which the corporate action may be taken.

INFORMATION REGARDING DIRECTORS, EXECUTIVE

OFFICERS AND CORPORATE GOVERNANCE

Board of Directors

Our bylaws provide that the number of directors under our bylaws is determined by resolution of the Board of Directors. Our Board of Directors currently consists of five directors. Each director is elected to serve until the next annual meeting of stockholders and until the election and qualification of his or her successor or his or her earlier resignation or removal.

The names of our directors, including the five nominees to be elected at the Annual Meeting, and certain information about each of them are set forth below.

Identity and Business Experience of Directors

Name	Age	Year First Elected Director
Semyon Dukach	45	2002
Jonathan M. Strimling	46	2014
John L. Troost	46	2010
Vadim Yasinovsky	54	2010
David A. Buckel	52	2014

Semyon Dukach. Semyon Dukach has been Chair of the Board of Directors since October 2002. Mr. Dukach was our Chief Executive Officer from October 2002 until June 13, 2012 and our principal executive officer, principal accounting officer and Secretary from October 2002 to March 5, 2013. Mr. Dukach is also a board member of Global Cycle Solutions, Inc. and Terrafugia, Inc. Previously, Mr. Dukach founded GottaFlirt, Inc., Vert, Inc. and Fast Engines, Inc. He was a Senior Vice President at Adero, Inc. after it acquired Fast Engines, Inc. from him in 2000 and he was also a Senior Vice President at North American Media Engines from 1995 to 1997. Mr. Dukach received his undergraduate degree from Columbia University in Computer Science and his Masters degree from MIT, where he authored the Simple Network Payment Protocol, which was one of the earliest ways to transfer money on the Internet. While at MIT, Mr. Dukach published early research on electronic commerce in 1992 and on virtual worlds in 1989. While attending MIT, Mr. Dukach was a member of the MIT Blackjack Team which successfully used card counting techniques to beat casinos at blackjack. Mr. Dukachs’ qualifications to serve on our Board of Directors include his knowledge of our Company and the email services industry and his years of leadership at our Company.

Jonathan M. Strimling. Jonathan M. Strimling has served as our Chief Executive Officer since August 2013 and as a director since January 2014. Mr. Strimling has 20 years of experience as an executive and entrepreneur, largely focused on the commercialization of innovative products and services. From 2006 to 2011, Mr. Strimling served as the President and CEO of online retailer American Biomass Corp., along with its wholly owned subsidiaries WoodPellets.com, LLC, American Biomass Distribution, LLC, and American Biomass Transportation, LLC. Also, from 2012 to present, Mr. Strimling served as the President and CEO of US Dynamics, LLC, a consulting company, UltraCell Insulation, LLC, a manufacturing company, and Secure Neighborhoods, LLC, a security company, all of which are located in Manchester, NH. Also, Mr., Strimling was a governor's appointee to the Economic Strategy Commission for the State of New Hampshire. Mr. Strimling received his Bachelor of Science degree in Mechanical Engineering from Northeastern University and his Masters of Science degrees in Mechanical Engineering and Management from MIT. Mr. Strimling’s qualifications to serve on our Board of Directors include his knowledge of our Company and his 20 years of experience as an executive and entrepreneur, largely focused on the commercialization of innovative products and services.

John L. Troost. John L. Troost has been a director since July 2010. Since April 2010 Mr. Troost has served a partner and Chief Executive Officer at Virtual Clarity, and from 2003 to February 2010, he was the Executive Director, Head of Platform Design and Core Technology Architecture at UBS, AG. Previously, he served as managing partner at Surgam Technology Partners, Chief Technology Officer at NAME, Inc., Manager of Systems and Network Engineering at Moore Capital Management and Senior Systems Administrator at Lehman Brothers. Mr. Troost is a contributor to the development of the original standards for email attachments (MIME standard RFC). Mr. Troost has a degree from Columbia University. Mr. Troosts’ qualifications to serve on our Board of Directors include his knowledge of email service technology, technology design and architecture and systems administration.

David A. Buckel. David A. Buckel has been a director since January 2014. Since November 2007 to present, Mr. Buckel has served as a Partner at Buckelous Ventures, which merged into TechCXO in 2012. TechCXO is a professional services firm that provides experienced, C-Suite professionals to deliver strategic and functional consulting services to both private and small public technology companies. Mr. Buckel has hands-on experience creating accounting and control systems and processes, financial statements, financial and operating metrics, dashboards, cash flow forecast, budget processes, trend analysis and dealing with auditors. Also, from 2011 to present, Mr. Buckel has served as a Mentor at the USF Student Innovation Incubator, which is administered by the USF Research Foundation, Inc. Mr. Buckel holds an M.B.A in Finance and Operations Management from Syracuse University and a B.S. in Accounting from Canisius College. Mr. Buckel’s qualifications to serve on our Board of Directors include a strong background and skill set in areas relating to board service, finance and management.

Each director of the Company holds such position until the next annual meeting of stockholders and until his successor is duly elected and qualified.

During the past ten years, none of our directors have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

Transactions with Related Persons

None.

Policies and Procedures for Related-Party Transactions

Our Audit Committee considers and approves or disapproves any related person transaction as required by NASDAQ regulations.

Corporate Governance

Code of Ethics and Business Conduct

Our Company has adopted a Code of Ethics and Business Conduct which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable NASDAQ rules. Our Code of Ethics and Business Conduct applies to all of the Company’s employees, including its principal executive officer, principal accounting officer, and our Board of Directors. A copy of this Code is available for review on the Investor page of the Company’s website www.smtp.com. Requests for a copy of the Code of Ethics and Business Conduct should be directed to the Corporate Secretary, c/o SMTP, Inc., 100 Innovative Way, Suite 3330, Nashua, NH 03062. The Company intends to disclose any changes in or waivers from its Code of Ethics and Business Conduct by posting such information on its website or by filing a Form 8-K.

Director Independence

Applicable NASDAQ rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the NASDAQ rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

In January 2014, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Vadim Yasinovsky, John L. Troost, and David A. Buckel are “independent directors” as defined under applicable NASDAQ Stock Market Rules and Exchange Act Rules. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining his independence, including the beneficial ownership of our capital stock by each non-employee director. Two of the Company’s previous non-employee directors who served during our last fiscal year, Brad Harkavy and Mark S. Dailey, were also deemed to have been “independent”. The two members of our Board of Directors who are not “independent” are Semyon Dukach and Jonathan M. Strimling.

There are no family relationships among any of our directors or executive officers.

Board Committees

Our Board of Directors has established the committees described below and may establish others from time to time. The charters for each of our committees are available on the Company’s website www.smtp.com.

Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  Our Audit Committee is comprised of Vadim Yasinovsky, John L. Troost, and David A. Buckel. Mr. Buckel is the chairperson of the committee. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Our Board of Directors has designated David A. Buckel as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The Audit Committee’s purpose and power shall be, to the extent permitted by law, to (a) retain, oversee and terminate, as necessary, the auditors of the Company, (b) oversee the Company's accounting and financial reporting processes and the audit and preparation of the Company's financial statements, (c) exercise such other powers and authority as are set forth in the Charter of the Audit Committee of the Board of Directors, and (d) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Audit Committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

Compensation Committee

Our Compensation Committee is comprised of Vadim Yasinovsky, John L. Troost, and David A. Buckel. Mr. Yasinovsky is the chairperson of the committee. Our Board of Directors has determined that each member of the Compensation Committee is an independent director for compensation committee purposes as that term is defined in the applicable rules of NASDAQ and the Exchange Act, is a “non-employee director” within the meaning of Rule 16b-3(d)(3) promulgated under the Exchange Act and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. The Compensation Committee’s purpose and powers are to (a) review and approve the compensation of the chief executive officer of the Company and such other employees of the Company as are assigned thereto by the Board of Directors and to make recommendations to the Board of Directors with respect to standards for setting compensation levels, (b) exercise such other powers and authority as are set forth in a charter of the Compensation Committee of the Board of Directors, and (c) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The compensation committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties. Our Compensation Committee was established in January 2014 in conjunction with the listing of our Common Stock for trading on NASDAQ, as a result, to date, our Compensation Committee has performed in a limited manner.

Compensation Committee Interlocks and Insider Participation

Neither of Vadim Yasinovsky, John L. Troost or David A. Buckel is an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Vadim Yasinovsky, John L. Troost, and David A. Buckel. Mr. Troost is the chairperson of the committee. Our Board of Directors has determined that each of the committee members is an independent director for Nominating and Corporate Governance Committee purposes as that term is defined in the applicable rules of NASDAQ and the Exchange Act. The Nominating and Corporate Governance Committee’s purpose and powers are to: (a) identify potential qualified nominees for director and recommend to the Board of Directors for nomination candidates for the Board of Directors, (b) develop the Company's corporate governance guidelines and additional corporate governance policies, (c) exercise such other powers and authority as are set forth in a charter of the Nominating and Corporate Governance Committee of the Board of Directors, and (d) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Nominating and Corporate Governance Committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

All of our director nominees have expressed their willingness to continue to serve as our directors. When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the board as a whole. The Board of Directors conducts any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business and/or scientific issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders and other stakeholders. To date, all new candidates have been identified and recommended by members of our Board of Directors, including management and non-management directors, our principal executive officer, and other executive officers, and we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

Our directors will consider candidates for nomination as director who are recommended by a stockholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a stockholder. To date, we have not received or rejected any suggestions for a director candidate recommended by any stockholder or group of stockholders owning more than 5% of our common stock.

When submitting candidates for nomination to be elected at our annual meeting of stockholders, stockholders should follow the following notice procedures and comply with applicable provisions of our bylaws. To consider a candidate recommended by a stockholder for nomination at the 2015 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by our Secretary within the time periods discussed elsewhere in this Information Statement under the heading “Stockholder Proposals for 2015 Annual Meeting.” The recommendation must include the information specified in our bylaws for stockholder nominees to be considered at an annual meeting, along with the following:

•

The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

•

The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;

•

The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;

•

A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and

•

Information regarding the nominee that would be required to be included in our Proxy Statement by the rules of the Securities and Exchange Commission, including the nominee’s age, business experience for the past five years and any other directorships held by the nominee.

The information listed above is not a complete list of requisite information. The secretary will forward any timely recommendations containing the required information to our independent directors for consideration.

Board Leadership Structure

Our bylaws provide the Board of Directors with flexibility to combine or separate the positions of Chair of the Board of Directors and Principal Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that of separate Principal Executive Officer and Chair of the Board of Directors. Jonathan M. Strimling serves as our Principal Executive Officer and is responsible for the day-to-day operation of our Company. Semyon Dukach serves as our Chair of the Board of Directors. Mr. Dukach is not an independent director. Mr. Dukach is responsible for performing a variety of functions related to our corporate leadership and governance, including steering the direction of the Company, coordinating board activities, setting relevant items on the agenda and ensuring adequate communication between the Board of Directors and management, which he does in conjunction with the independent directors. Our Board of Directors has determined that maintaining the independence of a majority of our directors helps maintain its independent oversight of management.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs and the Nominating and Corporate Governance Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these Committees periodically report to the Board regarding briefings provided by management and advisors as well as the Committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks. The interaction with management occurs not only at formal board and committee meetings, but also through periodic and other written and oral communications.

Stockholder Communications with the Board

Stockholders who desire to communicate with the Board of Directors, or a specific director, may do so by sending the communication addressed to either the Board of Directors or any director, c/o SMTP, Inc., 100 Innovative Way, Suite 3330, Nashua, NH 03062. These communications will be delivered directly to the board, or any individual director, as specified.

Board Meetings and Committees; Annual Meeting Attendance

During 2013, there were four meetings of the Board of Directors. Each current director attended at least 75% of the total number of meetings of the Board held in 2013. The Board of Directors acted at various times by unanimous written consent, as authorized by our bylaws and the Delaware General Corporation Law. We had no separate standing Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee during 2013.

Our Company has no policy with regard to Board members' attendance at our annual meetings of security holders. The number of board members who attended our 2013 annual meeting was one.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements other than: (i) Mr. Ruslan Bondariev who inadvertently omitted his spouse’s holdings from his Form 3 and did not timely file a Form 4 to report one transaction; (ii) Mr. Maksym Ilin who inadvertently omitted his spouse’s holdings from his Form 3 and did not timely file a Form 4 to report one transaction; and (iii) Ms. Alena Chuprakova who did not timely file a Form 4 to report one transaction.

Executive Officers

Identity of Executive Officers and Significant Employees

Name	Age	Position
Semyon Dukach	45	Chair of the Board of Directors
Jonathan M. Strimling	46	Chief Executive Officer (principal executive officer); Director
Alena Chuprakova	30	Controller; Treasurer (principal financial officer);
Ruslan Bondariev	36	Chief Technology Officer; Vice President-Research
Maksym Ilin	30	Vice President-Operations and Customer Service
Yvonne Gaudette	49	Vice President - Marketing

Experience

Semyon Dukach. Mr. Dukach’s business experience is described above under the caption “Identity and Business Experience of Directors.”

Jonathan M. Strimling. Mr. Strimling’s business experience is described above under the caption “Identity and Business Experience of Directors.”

Alena Chuprakova. Alena Chuprakova has served as our Controller and Treasurer since January 2014, and as our interim principal financial officer since March 2014. From March 2013 to January 2014, Ms. Chuprakova served as our Comptroller (Principal Financial Officer) and Treasurer. Prior to that time, since March 2012 Ms. Chuprakova served as our Controller in a non-executive officer capacity. From November 2009 to March 2012, Ms. Chuprakova served as the executive assistant to our then chief executive officer, Semyon Dukach. Prior to that time she was enrolled in a management program at COGNOS International GmbH, Hamburg, Germany. From September 2007 to September 2008, Ms. Chuprakova served as a Deputy Director at TDI Global, an advertising firm located in Belarus, where she performed management functions.

Ruslan Bondariev. Ruslan Bondariev has served as our Chief Technology Officer and Vice President-Research since March 2013. Prior to that time, since October 2010 Mr. Bondarev served as our Director of Research and Development. From September 2009 to September 2010, he served as our Lead Developer, and from January 2005 to September 2009, Mr. Bondariev served as our Director of Development.

Maksym Ilin. Maksym Ilin has served as our Vice President-Operations and Customer Service since March 2013. Mr. Ilin also served as our president from March 2013 to September 2013. Prior to that time, since 2008 Mr. Ilin served as our Director of Customer Service. From 2007 to 2008, Mr. Ilin worked at Astratelecom LLC, an internet service provider located in the Ukraine where he served as the Head of the Technical Department and Support.

Yvonne Gaudette. Yvonne Gaudette has served as our Vice President-Marketing since September 2013. Ms. Gaudette is an accomplished marketing and communications leader who specializes in customer acquisition & category building for start-ups & emerging technologies. From September 2008 to October 2011, Ms. Gaudette served as the Director of Marketing/Social Media for RatePoint, Inc, a provider of online reputation management and marketing tools for small businesses. From October 2011 to December 2012, Ms. Gaudette served as the Senior Marketing Director of Vivox, Inc, a VoIP/Mobile VoIP provider. From January 2013 to August 2013, Ms. Gaudette served as a B2C marketing consultant for Spartan Race, Inc, a sports/obstacle racing company.

Each officer holds office until the first meeting of the Board of Directors following the annual meeting of stockholders and until their successors are chosen and qualified, subject to early removal by the Board of Directors.

During the past ten years, none of our executive officers have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

Executive Compensation

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers for the fiscal years ended December 31, 2013 and 2012:

Name	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jonathan M. Strimling (1)	2013	67,500	9,000	-0-	124,452	-0-	-0-	-0-	200,952
Chief Executive Officer, Principal Executive Officer, Director

Maksym Ilin (2)	2013	38,400	12,032	-0-	29,725	-0-	-0-	-0-	80,157
President, Principal Executive Officer, Vice President-Operations and Customer Service

Semyon Dukach (3)	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Chief Executive Officer, Principal Executive Officer, Chairman	2012	29,167	100,000	-0-	-0-	-0-	-0-	-0-	129,167

———————

(1)

Mr. Strimling was appointed as our Chief Executive Officer on August 15, 2013. In exchange for serving as our Chief Executive Officer, pursuant to written agreement, Mr. Strimling receives as compensation, among other things, a base salary of $180,000 per year, along with quarterly performance based bonus compensation, other event based bonus compensation, and an option to purchase up 298,690 shares of our common stock at the strike price of $5.00 per share. The values described in column (d) reflect $9,000 bonus for Q4 2013 and the values described in column (f) reflect vested options.

(2)

Mr. Ilin was appointed as our President on March 5, 2013 and served in that position until August 15, 2013, the date Mr. Strimling was appointed as our Chief Executive Officer. Mr. Ilin continues to serve as our Vice President-Operations and Customer Service. In exchange for serving as our President; Vice President-Operations and Customer Service, pursuant to a non-written agreement, Mr. Ilin received as compensation, among other things, a base salary of $38,400 per year along with performance based bonuses. The values described in column (d) reflect $12,032 bonus paid based on meeting performance goal and the values described in column (f) reflect vested options.

(3)

Mr. Dukach resigned as our Chief Executive Officer on June 13, 2012. On August 15, 2012, Mr. Dukach assumed the role as our principal executive officer upon the resignation of our then Chief Executive Officer, and served in that role until March 5, 2013, the date Mr. Ilin was appointed as our President. Mr. Dukach continues to serve as our Chair of the Board of Directors. Pursuant to a verbal agreement, as our Chief Executive Officer, Mr. Dukach was paid a salary of $100,000 per year and was entitled to an annual bonus to be determined at the sole discretion of the Board of Directors, reimbursement of reasonable business expenses, vacation and sick days in accordance with our corporate policy and any health benefits we offer employees. Mr. Dukach’s verbal employment agreement and annual salary of $100,000 per year was terminated on June 13, 2012, except that Mr. Dukach is entitled to reimbursement of reasonable business expenses in accordance with our corporate policy and any health benefits we offer our other employees. Mr. Dukach received no compensation during his tenure as our principal executive officer, and Mr. Dukach receives no compensation for serving as our Chair of the Board of Directors. The values described in column (d) reflect $100,000 bonus for 2012.

We have no annuity, pension, retirement or similar benefit plans in place on behalf of our executive officers, and we have no present intention of adopting any such plans in the future.

We grant stock awards and stock options to our executive officers based on their level of experience and contributions to our Company. The aggregate fair value of awards and options are computed in accordance with FASB ASC 718 and are reported in the Summary Compensation Table above in the columns (e) and (f). The assumptions made in the computation may be found in Note 8: Stock-Based Compensation to our financial statements contained in our latest Form 10-K Annual Report.

At no time during the last fiscal year was any outstanding option otherwise modified or re-priced, and there was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

The table below summarizes all of the outstanding equity awards for our named executive officers as of December 31, 2013, our latest fiscal year end, after giving pro forma effect to the 1-for-5 reverse stock split of our outstanding common stock:

Outstanding Equity Awards At Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options(#) exercisable	Number of securities underlying unexercised options(#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested
(a)	(b)	(c)	(#) (d)	($) (e)	(f)	(#) (g)	($) (h)	(#) (i)	($) (j)

Jonathan M. Strimling Chief Executive Officer, Principal Executive Officer, Director (1)	24,890	273,800	-0-	5.00	08/14/23	-0-	-0-	-0-	-0-

Maksym Ilin President, Principal Executive Officer, Vice President-Operations and Customer Service(2)	2,000 1,000 5,500	4,000 3,000 33,000	-0- -0- -0-	1.25 7.95 4.95	01/25/21 02/22/22 10/04/22	-0-	-0-	-0-	-0-

Semyon Dukach Principal Executive Officer, Chair of Board of Directors	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

———————

(1)

On August 15, 2013 Mr. Strimling was awarded an option to purchase up to 298,690 shares of common stock at an exercise price of $5.00 per share. The options vest monthly over a four year period in equal installments of 6,226 shares per month beginning August 15, 2013, except that during the final month of vesting 6,068 shares shall vest.

(2)

On January 26, 2011 Mr. Ilin was awarded an option to purchase up to 8,000 shares of common stock at an exercise price of $1.25 per share. The options vest 25% on each anniversary of January 26, 2011. On January 23, 2012 Mr. Ilin was awarded an option to purchase up to 4,000 shares of common stock at an exercise price of $7.95 per share. The options vest 25% on each anniversary of January 23, 2012. On October 5, 2012 Mr. Ilin was awarded an option to purchase up to 44,000 shares of common stock at an exercise price of $4.95 per share. The options vest 25% on each anniversary of October 05, 2012, subject to annual revenue and profit goals.

Compensation of Directors

Set forth below is a summary of the compensation of our directors during our December 31, 2013 fiscal year.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)	($)	($)	($)

Semyon Dukach (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
John L. Troost (2)	-0-	10,000	-0-	-0-	-0-	-0-	10,000
Vadim Yasinovsky (2)	-0-	10,000	-0-	-0-	-0-	-0-	10,000
Brad Harkavy (3)	-0-	2,500	-0-	-0-	-0-	-0-	2,500
Mark S. Dailey (3)	-0-	2,500	-0-	-0-	-0-	-0-	2,500

———————

(1)	Serves as an executive officer and a director but receives no compensation for serving as a director.
(2)	Represents director fees for this director of $2,500 per quarter paid during 2013 in 1,418 shares of common stock of the Company.
(3)

This director resigned as a director on April 1, 2014. Represents director fees for this director of $2,500 per quarter paid during the first quarter of 2013 in 444 shares of common stock of the Company.

The aggregate fair value of option awards are computed in accordance with FASB ASC 718. The assumptions made in the computation may be found in Note 8: Stock-Based Compensation to our financial statements contained in our latest Form 10-K Annual Report.

Director’s Stipend

Our outside directors are entitled to a $10,000 per year stipend, payable quarterly, that is payable in cash or stock at the discretion of the Board of Directors. They are also entitled to reimbursement for expenses in attending director meetings.

Compensation Policies and Practices As They Relate To Our Risk Management

No risks arise from our Company’s compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on our Company.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plans as of December 31, 2013.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	625,156	$4.83	290,794
Equity compensation plans not approved by security holders (2)	120,973	$4.92	-0-
Total	746,129	$4.85	290,794

(1)	Reflects our 2010 Stock Incentive Plan for the benefit of our directors, officers, employees and consultants. We have reserved 1,000,000 shares of common stock for such persons pursuant to that plan.
(2)	Comprised of common stock purchase warrants we issued for services.

Voting Securities and Principal Holders Thereof

As of the Record Date, we had outstanding 5,015,931 shares of common stock. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote. Pursuant to our bylaws and Delaware General Corporation Law, directors will be elected by a plurality of the votes cast in person or by proxy, meaning the five nominees receiving the most votes will be elected as directors. A majority of shares entitled to vote on the subject matter and represented in person or by proxy at a meeting at which a quorum is present is required for all other items. Stockholders are not entitled to cumulative voting with respect to any matter.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of each person or group known to our Company to be the beneficial owner of more than five percent (5%) of our common stock:

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	% of Class Owned (3)(4)

Semyon Dukach	2,657,213	52.97%

———————

1.

In care of our Company at 100 Innovative Way, Suite 3330, Nashua, NH 03062.

2.

To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person's right to obtain additional shares of common stock within 60 days from the date hereof.

3.

Based on 5,015,931 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2010 Stock Incentive Plan, or (ii) outstanding warrants to purchase shares of our common stock.

4.

If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the date hereof, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of our common stock of each of our officers and directors, and officers and directors as a group:

Security Ownership of Management

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		% of Class Owned (3)(4)

Semyon Dukach Chair of Board of Directors	2,657,213		52.97%

Jonathan M. Strimling Chief Executive Officer	62,260	(5)	1.24%

Alena Chuprakova Comptroller; Treasurer	9,500	(6)	*

Ruslan Bondariev Chief Technology Officer; Vice President-Research	17,950	(7)	*

Yvonne Gaudette Vice President of Marketing	0		*

Maksym Ilin Vice President-Operations and Customer Service	14,450	(8)	*

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		% of Class Owned (3)(4)

Vadim Yasinovsky Director	13,793	(9)	*

John L. Troost Director	11,393	(10)	*

David A. Buckel Director	0		*

Directors and Officers as a Group (9 Persons)	2,786,559		55.55%

———————

*Represents less than 1%

1.

In care of our Company at 100 Innovative Way Suite 3330, Nashua, NH 03062.

2.

To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein.

3.

Based on 5,015,931 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2010 Employee Stock Plan, or (ii) outstanding warrants to purchase shares of our common stock.

4.

If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the date hereof, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

5.

Consists of options held by Mr. Strimling to purchase up to 62,260 shares of common stock exercisable within 60 days from the date hereof.

6.

Consists of 4,000 shares of common stock held by Ms. Chuprakova and options held by Ms. Chuprakova to purchase up to 5,500 shares of common stock exercisable within 60 days from the date hereof.

7.

Consists of (i) 2,000 shares of common stock held by Mr. Bondariev; (ii) 150 shares of common stock held by Mr. Bondariev’s spouse; (iii) options held by Mr. Bondariev to purchase up to 15,500 shares of common stock exercisable within 60 days from the date hereof; and (iv) options held by Mr. Bondariev’s spouse to purchase up to 300 shares of common stock exercisable within 60 days from the date hereof. Mr. Bondariev disclaims beneficial ownership of the securities held by his spouse.

8.

Consists of (i) 2,000 shares of common stock held by Mr. Ilin; (ii) 150 shares of common stock held by Mr. Ilin’s spouse; (iii) options held by Mr. Ilin to purchase up to 11,500 shares of common stock exercisable within 60 days from the date hereof; and (iv) options held by Mr. Ilin’s spouse to purchase up to 800 shares of common stock exercisable within 60 days from the date hereof. Mr. Ilin disclaims beneficial ownership of the securities held by his spouse.

9.

Consists of 5,793 shares of common stock held by Mr. Yasinovsky and an option held by Mr. Yasinovsky to purchase up to 8,000 shares of common stock exercisable within 60 days from the date hereof.

10.

Consists of (i) 1,793 shares of common stock held by Mr. Troost; (ii) 1,600 shares of common stock held by Mr. Troost’s spouse; and (iii) an option held by Mr. Troost to purchase up to 8,000 shares of common stock exercisable within 60 days from the date hereof. Mr. Troost disclaims beneficial ownership of the securities held by his spouse.

We are not aware of any arrangements that could result in a change of control.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities are generally as follows:

1.

to retain, oversee and terminate, as necessary, the auditors of the Company;

2.

to oversee the Company's accounting and financial reporting processes and the audit and preparation of the Company's financial statements;

3.

to exercise such other powers and authority as are set forth in the Charter of the Audit Committee of the Board of Directors; and

4.

to exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Committee, among other things, discussed with McConnell & Jones, LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board of Directors.

David A. Buckel, Chairman

John L. Troost

Vadim Yasinovsky

PROPOSAL ONE

ELECTION OF DIRECTORS

At the Annual Meeting, five directors are to be elected to serve until the next annual meeting of stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. There are five nominees, all of whom currently serve on our Board of Directors.

Nominees

Set forth below is information regarding the nominees for election to our Board of Directors:

Name	Position(s) with the Company	Year First Elected Director
Semyon Dukach	Chair of the Board of Directors	2002
Jonathan M. Strimling	Chief Executive Officer; Director	2014
John (Rens) Troost	Director	2010
Vadim Yasinovsky	Director	2010
David A. Buckel	Director	2014

Each person nominated has agreed to serve if elected, and our Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Consenting Stockholder will vote for any nominee who is designated by the current Board of Directors to fill the vacancy.

Vote Required

Directors will be elected by a plurality of the votes cast at the Annual Meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of all of the above nominees.

PROPOSAL TWO

AMENDMENT TO THE COMPANY’S

2010 EMPLOYEE STOCK PLAN

The Board of Directors of the Company has approved and is recommending to stockholders of the Company an amendment to our Company’s 2010 Employee Stock Plan (the “Plan”) to amend paragraph 4 of the Plan to increase the number of shares of Common Stock available for issuance under the Plan from 1,000,000 to 1,350,000.

The text of the amendment (the “Third Plan Amendment”) is attached to this Information Statement as Exhibit A. The Third Plan Amendment will become effective 20 days after the date on which this Information Statement has been mailed to the stockholders. The Plan’s first amendment (the “First Plan Amendment”) was adopted by the Board of Directors on April 28, 2011 and subsequently adopted by the Shareholders on May 25, 2011. The Plan’s Second Amendment (the “Second Plan Amendment”) was adopted by the Board of Directors on August 15, 2013 and subsequently adopted by the Shareholders on October 22, 2013.

On April 28, 2014 our Board of Directors adopted and approved the Third Plan Amendment. The Board of Directors approved the Plan, the First Plan Amendment, the Second Plan Amendment and subsequently, the Third Plan Amendment, to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees, and consultants. The Board of Directors believes that the ability to grant stock-based compensation is important to the Company’s future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to the Company’s success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to the Company’s current employees and consultants. The Board of Directors of the Company believes that the increase in the number of common shares available for issuance under the Plan is necessary to continue to offer stock-based compensation programs that will allow the Company to retain current key employees and to attract new employees critical to the growth and success of the Company.

Summary of the Plan, as amended

The principal terms and provisions of the Plan, as amended by the Third Plan Amendment (the “Amended Plan”), are summarized below. As a summary, the description below is not a complete description of all the terms of the Amended Plan and is qualified in its entirety by reference to the full text of the Amended Plan.

Types Of Awards.  Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, and stock grants and stock purchase rights may be granted under the Amended Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a stockholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise.

Administration. The Amended Plan is administered by either the Board of Directors of the Company or a Stock Plan Committee (“Committee”) appointed by the Board of Directors.

Eligibility. Awards under the Amended Plan may only be made as follows: ISOs may be granted to any employee of the Company.  Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, stock grants and authorizations to make stock purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company  .

Number of Shares. The aggregate number of shares that may be issued pursuant to the Amended Plan is 1,350,000, subject to adjustment as described below.

Adjustments. In the event of a subdivision of the outstanding common stock, a declaration of a dividend payable in shares of common stock, a combination or consolidation of the outstanding common stock into a lesser number of shares of common stock, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in the Amended Plan.

Transferability. No ISO shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each ISO shall be exercisable only by him. All other awards under the Amended Plan shall be freely transferable subject to certain limitations imposed by the Amended Plan, when applicable.

Termination of Service. Each option shall set forth the extent to which the optionee shall have the right to exercise their option following termination of the optionee’s employment with the Company. Such provisions shall be determined in the sole discretion of the Board of Directors or Committee, and need not be uniform among all options issued pursuant to the Amended Plan. Notwithstanding the foregoing, and to the extent required by applicable law, each option shall provide that the optionee shall have the right to exercise the vested portion of any option held at termination for at least ninety (90) days following termination of employment with the Company for any reason, and that the optionee shall have the right to exercise the option for at least twelve (12) months if the optionee’s employment terminates due to death or disability.

Amendment and Termination. The Amended Plan became effective on June 15, 2010, the date of its adoption by the Board of Directors, and was approved by the holders of a majority of the outstanding shares of common stock of the Company on November 23, 2010. The First Plan Amendment was adopted by the Board of Directors on April 28, 2011 and subsequently adopted by the Shareholders on May 25, 2011. The Second Plan Amendment was adopted by the Board of Directors on August 15, 2013 and subsequently adopted by the Shareholders on October 22, 2013. Unless sooner terminated pursuant to the terms of the Amended Plan, the Amended Plan will terminate on June 14, 2020. The Board of Directors may terminate or amend the Amended Plan at any time except that the holders of a majority of the outstanding shares of common stock must approve certain amendments. Except as provided for in the Amended Plan, the Board of Directors or stockholders cannot alter or impair the rights of an optionee, without his/her consent, under any award previously granted to him/her under the Amended Plan.

Tax Aspects of the Amended Plan

Federal Income Tax Consequences. The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the Amended Plan under existing applicable provisions of the Internal Revenue Code (the “Code”) and the regulations adopted pursuant to such Code. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the Code or other relevant law. The discussion does not address the consequences of state, local or foreign tax laws.

Nonqualified Stock Options. A recipient will not have any taxable income at the time an NSO is granted nor will the Company be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of Common Stock), and the Company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

Incentive Stock Options. A grantee will not have any taxable income at the time an ISO is granted or at the time the ISO is exercised. If a grantee disposes of the shares acquired on exercise of an ISO after two years after the grant of the ISO and one year after exercise of the ISO, the gain, if any, will be long-term capital gains eligible for favorable tax rates under the Code. If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a “disqualifying disposition,” and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gains, depending on whether the shares were sold more than one year or up to and through one year respectively, after the ISO was exercised. The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the grantee recognizes as ordinary income.

Copy of Plan and Proposed Amendment

A complete copy of the Company’s 2010 Employee Stock Plan is attached as Exhibit 10.1 to our Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 2, 2010.  A copy of the First Plan Amendment is attached as Appendix A to our Definitive Information Statement on Schedule 14C filed with the Commission on April 29, 2011. A copy of the Second Plan Amendment is attached as Appendix A to our Definitive Information Statement on Schedule 14C filed with the Commission on October 28, 2013. A copy of the Third Plan amendment is attached hereto as Appendix A.

Awards Under the Amended Plan

The following table sets forth, as of the Record Date, information regarding the benefits or amounts that will be received by or allocated to each of the following persons under the Amended Plan:

Name and Position	Dollar Value ($)	Number of Units
Semyon Dukach, Chair of the Board of Directors	0	0
Jonathan Strimling Chief Executive Officer	934,750	298,690	(1)
Maksym Ilin Vice President-Operations and Customer Service	135,780	48,500	(2)
Executive Group	1,392,537	465,190
Non-Executive Director Group	211,971	48,000
Non-Executive Officer Employee Group	167,857	53,400

———————

1.

Consists of an option to purchase up to 298,690 shares of common stock at the purchase price of $5.00 per share.

2.

Consists of options to purchase up to 48,500 shares of common stock at the weighted average purchase price of $4.74 per share.

Vote Required

The vote required to approve the proposed amendment of the Plan to increase the number of shares of Common Stock available for issuance under the Plan from 1,000,000 to 1,350,000 is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.  Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” approval of the amendment to the 2010 Employee Stock Plan.

PROPOSAL THREE

RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2014

We are asking stockholders to ratify the appointment of McConnell & Jones, LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. McConnell & Jones, LLP was our independent registered public accounting firm for our fiscal year ended December 31, 2013.   Representatives of McConnell & Jones, LLP will not be present at the Annual Meeting.

The aggregate fees billed for professional services by McConnell & Jones, LLP during 2013 and 2012 were as follows:

	2013	2012

Audit Fees	$41,540	$36,200
Audit-Related Fees	3,500	2,500
Tax Fees	—	—
All Other Fees	—	—
Total	$45,040	$38,700

Audit Fees are the fees billed for the last fiscal year for professional services rendered by McConnell & Jones, LLP for the audit of our annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by McConnell & Jones, LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees are the aggregate fees billed in the last fiscal year for assurance and related services by McConnell & Jones, LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the category Audit Fees described above. The services comprising the fees disclosed under this category are in connection with the Company’s filing of S-1 Registration Statements.

Tax Fees are the fees billed during the years ended December 31, 2013 and December 31, 2012 for tax compliance by McConnell & Jones, LLP. We paid no tax fees to McConnell & Jones, LLP and they rendered no tax services.

All Other Fees are the aggregate fees billed for services provided by McConnell & Jones, LLP, other than the services reported in the above categories. There were none.

Audit Committee Pre-Approval Policies.

Our separate standing Audit Committee was formed in January 2014. The Audit Committee is required to pre-approve the audit and non-audit services provided by the Company’s independent registered public accounting firm to assure that the provision of such services does not impair the firm's independence. Unless a type of service to be provided by the firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved fee levels will require specific pre-approval by the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Prior to January 2014, our entire Board of Directors served as our Audit Committee. All audit services provided by McConnell & Jones, LLP for the fiscal years ended December 31, 2013 and 2012, respectively, were pre-approved by our Audit Committee.

None of the hours expended on McConnell & Jones, LLP‘s engagement to audit the Company’s financial statements for the years ended December 31, 2013 were attributed to work performed by persons other than McConnell & Jones, LLP’s full-time, permanent employees.

Vote Required

The vote required to ratify the appointment of McConnell & Jones, LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.  Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the proposal to ratify the appointment of McConnell & Jones, LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

To be considered for inclusion in our Proxy Statement relating to the 2015 Annual Meeting of Stockholders pursuant to Rule 14a-8 of Regulation 14A under the Exchange Act, stockholder proposals must be received no later than December 31, 2014 which is approximately 120 days prior to the date of the first anniversary of the mailing of the Information Statement for our 2014 Stockholders Meeting.  Such proposals should be delivered to our Company at our principal executive offices at 100 Innovative Way, Suite 3330, Nashua, NH 03062. To be considered for inclusion in our Proxy Statement relating to the 2014 Annual Meeting of Stockholders outside of Rule 14a-8 of Regulation 14A under the Exchange Act, stockholder proposals must be made in accordance with our bylaws and must be received no later than January 31, 2015, which is approximately 90 days prior to the date of the first anniversary of the mailing of the Information Statement for our 2014 Stockholders Meeting.  Such proposals should be delivered to our Company at our principal executive offices at 100 Innovative Way, Suite 3330, Nashua, NH 03062. A copy of the full text of our bylaws is available to stockholders upon written request to our principal executive offices.

OTHER BUSINESS

Neither the Board of Directors nor management is aware of any matters to be presented at the Annual Meeting other than those referred to in the Notice of Annual Meeting and this Information Statement.

By Order of the Board of Directors,

/s/ Semyon Dukach

Chair of the Board of Directors

Nashua, NH

April 30, 2014

Appendix A

AMENDMENT No. 3

TO

SMTP, INC. 2010 EMPLOYEE STOCK PLAN

The SMTP, Inc. 2010 Employee Stock Plan (the “Plan”) is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. Paragraph 4 of the Plan shall be deleted in its entirety and replaced with the following:

4. Stock.   The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company, no par value (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner.  The aggregate number of shares that may be issued pursuant to the Plan is 1,350,000, subject to adjustment as provided in paragraph 13.  Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

2. All other provisions of the Plan remain in full force and effect, other than any provision that conflicts with the terms and spirit of this amendment.

Adopted by the Board of Directors on April 28, 2014.

Adopted by the Stockholders on _____________, 2014.

A-1